UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2026

MOLSON COORS BEVERAGE COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-14829

Delaware	84-0178360
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

P.O. Box 4030, BC555, Golden, Colorado , USA 80401

111 Boulevard Robert-Bourassa, 9th Floor, Montréal, Québec, Canada, H3C 2M1

(Address of principal executive offices, including zip code)

(303) 279-6565 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, par value $0.01	TAP.A	New York Stock Exchange
Class B Common Stock, par value $0.01	TAP	New York Stock Exchange
3.800% Senior Notes due 2032	TAP 32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01 Entry into a Material Definitive Agreement.

U.S. Offering

On May 27, 2026, Molson Coors Beverage Company (the “Company”) issued $1.5 billion aggregate principal amount of U.S. dollar-denominated senior notes, consisting of $500 million aggregate principal amount of 4.900% Senior Notes due 2031 (the “2031 Notes”) and $1 billion aggregate principal amount of 5.500% Senior Notes due 2036 (the “2036 Notes” and, together with the 2031 Notes, the “U.S. Notes”) pursuant to a previously announced underwritten public offering (the “U.S. Offering”). The U.S. Notes were issued pursuant to a base indenture, dated as of May 29, 2024 (the “U.S. Base Indenture”), as supplemented by the second supplemental indenture, dated as of May 27, 2026 (the “Second Supplemental Indenture” and, together with the U.S. Base Indenture, the “U.S. Indenture”), among the Company, the U.S. Guarantors (as defined below) and The Bank of New York Mellon Trust Company, N.A., as trustee. The U.S. Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an automatic shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 20, 2024, on Form S-3ASR, File No. 333-277183. The terms of the U.S. Offering are described in the base prospectus, dated February 20, 2024, as supplemented by a final prospectus supplement, dated May 20, 2026. Copies of the U.S. Base Indenture and the Second Supplemental Indenture are filed as Exhibits 4.1 and 4.2 to this Form 8-K, respectively, and are incorporated by reference herein. The form of 2031 Notes and form of 2036 Notes are filed herewith as Exhibits 4.5 and 4.6, respectively, and are incorporated by reference herein.

CAD Offering

On May 27, 2026, Molson Coors International LP, a wholly-owned, indirect subsidiary of the Company (“MCILP”), issued C$500 million aggregate principal amount of Canadian dollar-denominated 4.300% Senior Notes due 2033 (the “CAD Notes” and, together with the U.S. Notes, the “Notes”) pursuant to a previously announced private placement offering in Canada (the “CAD Offering” and, together with the U.S. Offering, the “Concurrent Offerings”). The CAD Notes were issued pursuant to a base indenture, dated as of July 7, 2016 (the “CAD Base Indenture”), as supplemented or amended by the second supplemental indenture, dated as of August 19, 2016, the third supplemental indenture, dated as of September 30, 2016, the fourth supplemental indenture, dated as of October 11, 2016, the fifth supplemental indenture, dated as of January 11, 2018, the sixth supplemental indenture, dated as of August 31, 2020, and as further supplemented by the seventh supplemental indenture, dated as of May 27, 2026 (the “Seventh Supplemental Indenture” and, together with the CAD Base Indenture, the “CAD Indenture” and, together with the U.S. Indenture, the “Indentures”), among MCLIP, the CAD Guarantors (as defined below) and Computershare Trust Company of Canada, as trustee. The CAD Notes were sold outside the United States to non-U.S. persons in reliance on Regulation S on a private placement basis pursuant to exemptions from the prospectus requirements of applicable securities laws. Copies of the CAD Base Indenture and the Seventh Supplemental Indenture are filed as Exhibits 4.3 and 4.4 to this Form 8-K, respectively, and are incorporated by reference herein. The form of the CAD Notes is filed herewith as Exhibit 4.7 and is incorporated herein by reference.

The disclosure under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The 2031 Notes bear interest at a rate of 4.900% per annum, and the 2036 Notes bear interest at a rate of 5.500% per annum. Interest on the U.S. Notes is payable in arrears on January 8 and July 8 of each year, beginning on January 8, 2027. The U.S. Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by Coors Brewing Company, CBC Holdco 2 LLC, CBC Holdco LLC, Newco3, Inc., CBC Holdco 3, Inc., Molson Coors Beverage Company USA LLC, Molson Coors Holdco Inc., Coors Distributing Company LLC, Molson Coors USA LLC, MCILP and Molson Canada 2005 (all of which are wholly-owned directly or indirectly by the Company) (collectively, the “U.S. Guarantors”). The U.S. Notes and the related guarantees are senior unsecured obligations of the Company and the U.S. Guarantors and will rank pari passu with all other unsubordinated debt of the Company and the U.S. Guarantors and senior to all future subordinated debt of the Company and the Guarantors. The U.S. Notes will be structurally subordinated to all present and future debt and other obligations of the Company’s subsidiaries that are not U.S. Guarantors. The U.S. Notes and the related guarantees will be effectively junior to the current and future secured obligations of the Company and the U.S. Guarantors to the extent of the assets securing such obligations.

The CAD Notes bear interest at a rate of 4.300% per annum, payable in arrears on January 8 and July 8 of each year, beginning on January 8, 2027. The CAD Notes are jointly and severally guaranteed on a full and unconditional senior unsecured basis initially by the Company and Coors Brewing Company, CBC Holdco 2 LLC, CBC Holdco LLC, Newco3, Inc., CBC Holdco 3, Inc., Molson Coors Beverage Company USA LLC, Molson Coors Holdco Inc., Coors Distributing Company LLC, Molson Coors USA LLC and Molson Canada 2005 (all of which are wholly-owned directly or indirectly by the Company) (collectively, the “CAD Guarantors”). The CAD Notes and the related guarantees are senior unsecured obligations of MCILP and the CAD Guarantors and will rank pari passu with all other unsubordinated debt of MCILP and the CAD Guarantors and senior to all future subordinated debt of MCILP and the CAD Guarantors. The CAD Notes will be structurally subordinated to all present and future debt and other obligations of the MCILP’s subsidiaries that are not CAD Guarantors. The CAD Notes and the related guarantees will be effectively junior to the current and future secured obligations of the MCILP and the MCILP and the CAD Guarantors to the extent of the assets securing such obligations.

The net proceeds from the Concurrent Offerings, after deducting estimated fees and expenses and the underwriters’ discounts and commissions, were approximately $1,846 million (using the spot exchange rate published by Bloomberg for May 20, 2026, which was $1.00 = C$1.3746). The net proceeds of the Concurrent Offerings will be used for general corporate purposes, including the repayment of the $2.0 billion 3.00% Senior Notes due 2026 and the C$500 million 3.44% Senior Notes due 2026.

The Company may, at its option, redeem the U.S. Notes, and MCILP may, at its option, redeem the CAD Notes, in whole or in part, at any time and from time to time, at the applicable redemption price set forth in the applicable Indenture.

The terms of the Indentures will, among other things, limit the ability of the Company and its restricted subsidiaries to (i) incur additional secured indebtedness, (ii) enter into certain sale and leaseback transactions and (iii) merge, sell, convey, transfer or lease substantially all of their assets. These covenants are subject to a number of important limitations and exceptions that are described in the Indentures. The Indentures also provide for customary events of default (subject in certain cases to customary grace and cure periods).

The foregoing description of the material terms of the Indentures are a summary only, do not purport to be complete, and are qualified by reference to the U.S. Base Indenture, the Second Supplemental Indenture, the CAD Base Indenture and the Seventh Supplemental Indenture, respectively, copies of which are attached hereto as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Document Description
4.1	Indenture, dated as of May 29, 2024, among Molson Coors Beverage Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 29, 2024).
4.2	Second Supplemental Indenture, dated as of May 27, 2026, among Molson Coors Beverage Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, as trustee.
4.3	Indenture, dated as of July 7, 2016, by and among Molson Coors International LP, Molson Coors Beverage Company, as parent, the subsidiary guarantors named therein and Computershare Trust Company of Canada, as trustee (incorporated by reference to Exhibit 4.9 to the Company’s Current Report on Form 8-K, filed with the SEC on July 7, 2016).
4.4	Seventh Supplemental Indenture, dated as of May 27, 2026, by and among Molson Coors International LP, the guarantors named therein and Computershare Trust Company of Canada, as trustee.
4.5	Form of 4.900% Senior Notes due 2031 (included in Exhibit 4.2).
4.6	Form of 5.500% Senior Notes due 2036 (included in Exhibit 4.2).
4.7	Form of 4.300% Senior Notes due 2033 (included in Exhibit 4.4).
5.1	Opinion of Kirkland & Ellis LLP.
5.2	Opinion of Perkins Coie LLP.
5.3	Opinion of McCarthy Tetrault LLP.
23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).
23.2	Consent of Perkins Coie LLP (included as part of Exhibit 5.2).
23.3	Consent of McCarthy Tetrault LLP (included as part of Exhibit 5.3).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BEVERAGE COMPANY

Date:	May 27, 2026	By:	/s/ Natalie G. Maciolek
Natalie G. Maciolek
Chief Legal, Communications & Government Affairs Officer and Secretary